EXHIBITS

                                       TO

                            POST-EFFECTIVE AMENDMENT
                                     NO. 24

                                       TO

                        FORM N-1A REGISTRATION STATEMENT

                                       FOR

                             SMITH HAYES TRUST, INC.

                                    EXHIBITS
                                       TO

                                 LANCASTER FUND
                         POST-EFFECTIVE AMENDMENT NO. 24
                        FORM N-1A REGISTRATION STATEMENT


               Exhibit No.                      Description

                      16                        Schedule of Computation for
                                                Performance Quotations

                                  EXHIBIT (16)
                     SCHEDULE OF COMPUTATIONS OF PERFORMANCE

                  GOVERNMENT/QUALITY BOND FUND INVESTOR SHARES

     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Government/Quality Bond Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where:        P      =  a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,073 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,073
                                   T = .0726 or 7.26%

        Total return for the 5 year period ended June 30, 1998:

                      P = $1,000 (initial value)
                      n = 5 years
                      ERV = 1,258 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)5 = 1,258
                                   T = .0470 or 4.70%

Total return for the 10 year period ended June 30, 1998:

                      P = $1,000 (initial value)
                      n = 10 years
                      ERV = 1,410 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)10 = 1,410
                                   T = .0712 or 7.12%

        Total Return from Inception (June 23, 1988) to June 30, 1998:

                      P = $1,000  (initial  value)
                      n = 10.0247 years (3,659 days)
                      ERV = 1,993 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)10.0247 = 1,993
                                   T = .0712 or 7.12%

     The yield quotation for the Government/Quality Bond Fund Investor Shares described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ended June 30, 1998.


                            YIELD = 2[( a = 1)6 - 1]
                                       cd

        a = dividends and interest earned during period net for accrued expenses (net of reimbursements) or $3,208.

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends or 82,774.640.

        d = the maximum offering price per share on the last day of the period or $10.29.

        The yield for the thirty (30) day period was 4.56%.

                  GOVERNMENT/QUALITY BOND FUND SELECT SHARES

     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Government/Quality Bond Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a
                                 period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,060 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,060
                                   T = .0759 or 7.59%

        Total Return from Inception (June 16, 1998) to June 30, 1998:

                      P = $1,000  (initial  value)
                      n = 1.0384 years (379 days)
                      ERV = 1,057 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1.0384 = 1,057
                                   T = .0699 or 6.99%

     The yield quotation for the Government/Quality Bond Fund Select Shares described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ended June 30, 1998.


                            YIELD = 2[( a = 1)6 - 1]
                                       cd

        a = dividends and interest earned during period net for accrued expenses (net of reimbursements) or $167.

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends or 4,072.724.

        d = the maximum offering price per share on the last day of the period or $10.46.

        The yield for the thirty (30) day period was 4.74%.

                         SMALL CAP FUND INVESTOR SHARES


        The Total Return information shown in the Statement of Additional Information for the Small Cap Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,078 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,078
                                   T = .0783 or 7.83%


        Total return for the 5 year period ended June 30, 1998:

                      P = $1,000 (initial value)
                      n = 5 years
                      ERV = 1,863 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)5 = 1,863
                                   T = .1325 or 13.25%

        Total Return from Inception (July 1, 1992) to June 30, 1998:

                      P =   $1,000  (initial value)
                      n =   6.0 years (2,190 days)
                      ERV = 2,196 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)6.0 = 2,196
                                   T = .1401 or 14.01%

                          SMALL CAP FUND SELECT SHARES


        The Total Return information shown in the Statement of Additional Information for the Small Cap Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,041 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,041
                                   T = .0835 or 8.35%


        Total Return from Inception (October 1, 1996) to June 30, 1998:

                      P =   $1,000  (initial value)
                      n =   1.7452 years (637 days)
                      ERV = 1,208 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1.7452 = 1,028
                                   T = .1402 or 14.02%

                       CONVERTIBLE FUND INVESTOR SHARES

        The Total Return information shown in the Statement of Additional Information for the Convertible Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,226 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,226
                                   T = .2260 or 22.60%

        Total return for the 5 year period ended June 30, 1998:

                      P = $1,000 (initial value)
                      n = 5 years
                      ERV = 1,921 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)5 = 1,921
                                   T = .1395 or 13.95%

Total return for the 10 year period ended June 30, 1998:

                      P = $1,000 (initial value)
                      n = 10 years
                      ERV = 1,723 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)10 = 1,723
                                   T = .1150 or 11.50%


        Total Return from Inception (June 23, 1988) to June 30, 1998:

                      P = $1,000  (initial  value)
                      n = 10.0247 years (3,659 days)
                      ERV = 2,970 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)10.0247 = 2,970
                                   T = .1147 or 11.47%

                         CONVERTIBLE FUND SELECT SHARES

     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Convertible Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

         Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,183 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,183
                                   T = .2306 or 23.06%

        Total Return from Inception (June 16, 1998) to June 30, 1998:

                      P = $1,000  (initial  value)
                      n = 1.0384 years (379 days)
                      ERV = 1,197 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1.0384 = 1,197
                                   T = .2359 or 23.59%

                      CAPITAL BUILDER FUND INVESTOR SHARES


     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Capital Builder Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

      Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,167 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,167
                                   T = .1668 or 16.68%

        Total Return from Inception (August 24, 1995) to June 30, 1998:

                      P =   $1,000  (initial value)
                      n =   2.8521 years (1,041 days)
                      ERV = 1,733 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)2.8521 = 1,733
                                   T = .2126 or 21.26%

                       CAPITAL BUILDER FUND SELECT SHARES


     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Capital Builder Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1998:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,126 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,126
                                   T = .1721 or 17.21%


        Total Return from Inception (March 3, 1998) to June 30, 1998:

                      P =   $1,000  (initial value)
                      n =   1.3260 years (484 days)
                      ERV = 1,235 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1.3260 = 1,235
                                   T = .2080 or 20.80%

                             NEBRASKA TAX-FREE FUND

      The Total Return information shown in the Statement of Additional Information for the Nebraska Tax-Free Fund was calculated as follows:

TOTAL RETURN:

      P(1 + T)n=ERV
      Where:      P     =   a hypothetical initial payment of $1,000
                  T     =   average annual return
                  n     =   number of years
                  ERV   =   ending redeemable value  of   a hypothetical  $1,000
                            payment made at the beginning of a period, at the end of the period

      The   computation  of  average   annual  return   assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

      The ending redeemable value assumes a complete redemption at the end of the period.

      Total Return for the Year Ended June 30, 1998:

                  P     =   $1,000 (initial value)
                  n     =   1 (1 year)
                  ERV   =   $1,016 (ending redeemable value)

                  Solve for T:
                        $1,000 (1 + T)1 = 1,016
                          T = .0579 or 5.79% annualized


      Total Return from Inception (July 12, 1993) to June 30, 1998:

                  P = $1,000  (initial value)
                  n = 4.9699 years (1,814 days)
                  ERV = 1,218 (ending redeemable value)

                  Solve for T:

                        $1,000 (1 + T)4.9699 = 1,218
                          T = .0490 or 4.90% annualized

      The yield quotation for the Nebraska Tax-Free Fund described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ended June 30, 1998.

                        YIELD = 2[( a = 1)6 - 1]
                                     cd

      a     =    dividends   and interest  earned  during period net for accrued
                 expenses (net of reimbursements) or $48,041.

      c     =    the  average  daily  number  of shares  outstanding  during the period that were entitled to receive dividends or 1,234,390.568

      d     =     the  maximum  offering  price  per  share on the last day of the  period  or $10.35.

      The yield for the thirty (30) day period was 4.55%.